Exhibit 99.1
     STOCKHOLDERS AGREEMENT, dated as of July 25, 2005 (this “Agreement”), between Teva Pharmaceutical Industries Limited, an Israeli corporation (“Parent”), and the parties listed on Schedule A attached hereto (the “Stockholders”).
     WHEREAS, Parent, Ivory Acquisition Sub, Inc., a Florida corporation and a wholly owned subsidiary of Parent (“Merger Sub”), Ivory Acquisition Sub II, Inc., a Florida corporation and a wholly owned subsidiary of Parent, and Ivax Corporation, a Florida corporation (the “Company”), propose to enter into an Agreement and Plan of Merger dated as of the date of this Agreement (as the same may be amended or supplemented, the “Merger Agreement”; terms used but not defined herein shall have the meanings set forth in the Merger Agreement) providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth in the Merger Agreement;
     WHEREAS, each Stockholder owns (of record and beneficially) the number of shares of Company Common Stock, par value $0.10 per share, set forth opposite such Stockholder’s name on Schedule A hereto (such shares of Company Common Stock being referred to herein as the “Original Shares”; the Original Shares, together with any other shares of Company Common Stock, other capital stock of the Company or other voting securities of the Company beneficially owned as of the date hereof as reflected in Schedule A or acquired (of record or beneficially) by such Stockholder after the date of this Agreement and during the term of this Agreement (including through the exercise of any warrants, stock options or similar instruments), being collectively referred to herein as the “Subject Shares”); and
     WHEREAS, as a condition to its willingness to enter into the Merger Agreement, Parent has required that the Stockholders enter into this Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto agree as follows:
     SECTION 1. Representations and Warranties of the Stockholders. Each Stockholder hereby severally represents and warrants to Parent as follows:
     (a) Authority; Execution and Delivery; Enforceability.
     (i) If such Stockholder is other than a natural person, such Stockholder (x) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and (y) has all requisite trust, limited liability company or partnership (as applicable) power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated by this Agreement have been duly authorized by all necessary trust, limited liability company or partnership(as applicable) action on the part of such Stockholder and no other trust, limited liability company or partnership (as applicable) proceedings on the part of such Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated by this

Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, any deed of trust, partnership agreement or limited liability company agreement (or similar organizational documents), as applicable, of such Stockholder.
     (ii) If such Stockholder is a natural person, such Stockholder has all power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement.
     (iii) This Agreement has been duly executed and delivered by such Stockholder and, assuming the due authorization, execution and delivery by Parent, constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. The execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement and compliance with the provisions of this Agreement do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of such Stockholder under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) any Contract to which such Stockholder is a party or any of the Subject Shares are subject or (ii) subject to the governmental filings and other matters referred to in the following sentence, any Law applicable to such Stockholder or the Subject Shares, other than, in the case of the foregoing clauses (i) and (ii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements, that, individually or in the aggregate, would not reasonably be expected to impair the ability of such Stockholder to perform his, her or its obligations under this Agreement or prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement. No consent of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to such Stockholder in connection with the execution and delivery of this Agreement by such Stockholder or the consummation by such Stockholder of the transactions contemplated by this Agreement or the compliance by such Stockholder with the provisions of this Agreement, except for (1) filings under the HSR Act, the EC Merger Regulation and any other applicable competition, merger control, antitrust or similar law, (2) filings with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement and (3) such other items and consents the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to impair the ability of such Stockholder to perform his, her or its obligations under this Agreement or prevent or materially impede or delay the consummation of any of the transactions contemplated by this Agreement.
     (b) The Subject Shares. Such Stockholder is the record and beneficial owner of and has good and valid title to, the Original Shares, free and clear of any Liens (except as described on Schedule A hereto). As of the date of this Agreement, the Stockholder does not own of record any shares of capital stock of the Company other than the Original Shares, nor does such Stockholder beneficially own any shares of capital stock of the Company other than the Subject Shares, and, except as listed on Exhibit A such Stockholder does not own (of record or beneficially) any options, warrants, rights or other similar instruments to acquire any capital stock or other voting securities of the Company (“Share Acquisition Rights”). Such Stockholder has the sole right to vote the Original Shares and Transfer (as defined in Section 3(c)) the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting or the Transfer of the Subject Shares, except pursuant to this Agreement.
     SECTION 2. Representations and Warranties of Parent. Parent hereby represents and warrants to each Stockholder as follows: Parent is a corporation duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation. Parent has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated by this Agreement and the Merger Agreement (collectively, the “Transactions”). The execution and delivery of this Agreement by Parent and the consummation of the Transactions have been duly authorized by all necessary corporate action on the part of Parent and no other corporate proceedings on the part of Parent are necessary to authorize this Agreement or to consummate the Transactions, subject only to receipt of the Parent Requisite Vote. This Agreement has been duly executed and delivered by Parent and, assuming the due authorization, execution and delivery by the Stockholders, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms. The execution and delivery of this Agreement and the consummation of the Transactions do not and will not conflict with, or result in any violation or breach of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or result in the creation of any Lien upon any of the properties or assets of Parent under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of (i) the memorandum or articles of association or similar organizational documents of Parent, (ii) any Contract applicable to Parent or its properties or assets or subject to the governmental filings and other matters referred to in the following sentence, any Laws applicable to Parent or its properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, rights, losses, Liens or entitlements that, individually or in the aggregate, would not have a Parent Material Adverse Effect or impair the ability of Parent to consummate the Transactions or prevent or materially impede or delay the consummation of the Transactions. No consent of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent in connection with the execution and delivery of this Agreement by Parent or the consummation by Parent of the Transactions, except for (1) filings required to be made under the HSR Act, the EC Merger Regulation, the Securities Act, the Exchange Act and state securities and “blue sky” laws, (2) the Foreign Antitrust Filings, (3) the filing of the Articles of Merger with the Secretary of State of the State of Florida, (4) filings with the ISA, the TASE and Nasdaq and (5) such other items and consents, the failure of which to be obtained or made, individually or in the aggregate, would not have a Parent Material Adverse Effect or impair the ability of Parent to consummate the Transactions or prevent or materially impede or delay the consummation of the Transactions.

     SECTION 3. Covenants of the Stockholders. Each Stockholder severally covenants and agrees as follows:
     (a) At any meeting of the stockholders of the Company called to vote upon the Merger Agreement, the Merger or any other Transactions, or at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent, adoption or other approval (including by written consent solicitation) with respect to the Merger Agreement, the Merger or any other Transactions is sought, such Stockholder shall vote (or cause to be voted) all of the Original Shares of such Stockholder and any other Subject Shares then owned of record and beneficially by such Stockholder in favor of the adoption of the Merger Agreement and the approval of the terms thereof and of the Merger and each of the other Transactions.
     (b) At any meeting of the stockholders of the Company or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent, adoption or other approval is sought, the Stockholder shall vote (or cause to be voted) all of the Original Shares of such Stockholder and any other Subject Shares then owned of record and beneficially by such Stockholder against, and shall not consent in writing to (and shall cause not to be consented in writing to), any of the following (or any agreement to enter into, effect, facilitate or support any of the following): (i) any Acquisition Proposal or transaction or occurrence that if proposed and offered to the Company or its stockholders (or any of them) would constitute an Acquisition Proposal (collectively, “Alternative Transactions”) or (ii) any amendment of the Company’s articles of incorporation, the Company’s by-laws or the Rights Agreement or other proposal, waiver, action or transaction involving the Company or any of its stockholders, which amendment or other proposal, waiver, action or transaction could reasonably be expected to prevent or materially impede or delay the consummation of the Merger or the other Transactions, dilute the benefits to Parent of the Merger and other Transactions or change in any manner the voting rights of the Company Common Stock (collectively, “Frustrating Transactions”).
     (c) Other than pursuant to this Agreement, such Stockholder shall not (i) sell, transfer, pledge, assign or otherwise dispose of (including by gift) (collectively, “Transfer”) or enter into any Contract, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, or the creation or offer of any derivative security in respect of, any Subject Shares or Share Acquisition Rights, to or with any person other than pursuant to the Merger or (ii) enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to any Subject Shares or Share Acquisition Rights, and shall not commit or agree to take any of the foregoing actions; provided that, the foregoing requirements shall not prohibit any Transfer under any Stockholder’s will or pursuant to the laws of descent and distribution or any such Transfer to an immediate family member or a family trust for the benefit of immediate family member(s), so long as, in each case, as a precondition to such Transfer the transferee: (x) executes a counterpart of this Agreement; and (y) agrees in writing to hold such Subject Shares or Share Acquisition Rights (or interest in such Subject Shares or Share Acquisition Rights) subject to all of the terms and provisions of this Agreement. Such Stockholder shall not, nor shall such Stockholder permit any entity under such Stockholder’s control to, deposit any Subject Shares in a voting trust.
     (d) To the extent reasonably requested by Parent and at Parent’s expense, such Stockholder shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with Parent in doing, all things necessary to consummate, in the most expeditious manner practicable, the Transactions. Such Stockholder shall not commit or agree to take any action inconsistent with the Transactions.
     (e) Such Stockholder shall not, nor shall such Stockholder permit any of his, her or its affiliates to, nor shall such Stockholder authorize or permit any of its directors or officers to, and shall not authorize and shall use reasonable best efforts to cause the other employees and Representatives of the Stockholder or any of his, her or its affiliates not to, directly or indirectly, (i) solicit, initiate, encourage or otherwise facilitate (including by way of furnishing nonpublic information) any inquiries or the making of any proposal or offer with respect to an Acquisition Proposal or Frustrating Transaction, (ii) enter into any agreement with respect to any Acquisition Proposal or Frustrating Transaction or (iii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or otherwise cooperate in any way with, or assist or participate in any effort or attempt by any person with respect to any Acquisition Proposal or Frustrating Transaction; provided, however, without limiting the generality of Section 10(h) hereof, nothing in this Section 3(e) shall prevent such Stockholder in his or her capacity as a director or executive officer of the Company from engaging in any activity permitted pursuant to Section 7.2 of the Merger Agreement or otherwise carrying out (after receiving advice from outside counsel) his or her fiduciary and other duties as a director or executive officer of the Company. Such Stockholder shall immediately (and in no event later than one day) advise Parent in writing of any request for information that such Stockholder reasonably believes could lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry made to such Stockholder with respect to any Acquisition Proposal, the material terms and conditions of such request, Acquisition Proposal or inquiry (including any subsequent amendment or other modification to such terms and conditions) and the identity of the person making any such request, Acquisition Proposal or inquiry. Such Stockholder shall promptly keep Parent informed in all material respects of the status and details (including amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry. If a Stockholder is a natural person, all references to a Stockholder’s directors, officers or employees in this Section 3(e) shall not apply to such Stockholder.
     (f) Such Stockholder shall not, nor shall such Stockholder permit any of his, her or its affiliates to, nor shall such Stockholder authorize any Representative of the Stockholder or any of his, her or its affiliates to, and such Stockholder shall use reasonable best efforts to cause his, her or its and his, her or its affiliates’ Representatives, directors, officers and employees not to, directly or indirectly, issue any press release or make any other public statement with respect to the Merger Agreement, this Agreement, the Merger or any other Transactions without the prior written consent of Parent, except as may be required by applicable Law. If a Stockholder is a natural person, all references to a Stockholder’s directors, officers or employees in this Section 3(f) shall not apply to such Stockholder.
     (g) Such Stockholder hereby waives any appraisal rights with respect to any and all shares of Company Common Stock owned (of record or beneficially) by such Stockholder in connection with the Merger that such Stockholder may have.

     SECTION 4. Grant of Irrevocable Proxy; Appointment of Proxy. (a) Each Stockholder hereby severally irrevocably grants to, and appoints, George Barrett, William Marth or Richard Egosi, in their respective capacities as designees of Parent, and each of them individually, or any of them, such Stockholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Stockholder, to vote all of such Stockholder’s Subject Shares (owned of record) in accordance with Sections 3(a) and (b) of this Agreement.
     (a) Each Stockholder represents that any proxies heretofore given in respect of such Stockholder’s Subject Shares are not irrevocable and that all such proxies are hereby revoked.
     (b) Each Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement. Such Stockholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with the execution of the Merger Agreement and that such irrevocable proxy is given to secure the performance of the duties of such Stockholder under this Agreement. Such Stockholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. Such Stockholder hereby ratifies and confirms all that such irrevocable proxy may lawfully do or cause to be done by virtue hereof. The irrevocable proxy is executed and intended to be irrevocable in accordance with the provisions of Section 607.0722(5) of the FBCA.
     SECTION 5. Exercise of FGIT Warrant. Frost Gamma Investments Trust hereby covenants and agrees to exercise the FGIT Warrant in whole prior to the Closing Date.
     SECTION 6. Further Assurances. Each Stockholder shall from time to time execute and deliver, or cause to be executed and delivered, such additional or further consents, documents and other instruments as Parent may reasonably request for the purpose and intent of effectuating the matters covered by this Agreement, including the grant of proxies set forth in Section 4.
     SECTION 7. Certain Events. Each Stockholder severally agrees that this Agreement and the obligations hereunder shall attach to the Subject Shares and shall be binding upon any person to which legal or beneficial ownership of any Subject Shares shall pass, whether by operation of law or otherwise, including such Stockholder’s administrators or successors, and such Stockholder further agrees to take all actions necessary to effectuate the foregoing. Each Stockholder severally agrees that each certificate representing the Subject Shares shall be inscribed with a legend to such effect. In the event of any stock split, stock dividend, reclassification, merger, reorganization, recapitalization or other change in the capital structure of the Company affecting the capital stock of the Company, the number of Original Shares shall be adjusted appropriately. In addition, in the event of any other acquisition (of record or beneficially) of additional shares of Company Common Stock, other capital stock of the Company or other voting securities of the Company by such Stockholder (including through the exercise of any warrants, stock options or similar instruments), the number of Subject Shares listed on Schedule A hereto beside the name of such Stockholder shall be adjusted appropriately. This Agreement and the representations, warranties, covenants, agreements and obligations hereunder shall attach to any additional shares of Company Common Stock, other capital stock of the Company or other voting securities of the Company issued to or acquired (of record or beneficially) by any Stockholder directly or indirectly (including through the exercise of any warrants, stock options or similar instruments).
     SECTION 8. Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties hereto without the prior written consent of the other parties hereto, except that Parent may assign, in its sole discretion, any of or all its rights, interests and obligations under this Agreement to any direct or indirect wholly owned subsidiary of Parent, but no such assignment shall relieve Parent of any of its obligations under this Agreement. Any purported assignment in violation of this Sections 8 shall be void. Subject to the preceding sentences of this Section 8, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and assigns.
     SECTION 9. Termination. Except as set forth below, this Agreement shall terminate upon the earlier of (i) the Effective Time, and (ii) the ninth month anniversary of the date of the termination of the Merger Agreement in accordance with its terms; provided that this Agreement shall terminate simultaneously with the termination of the Merger Agreement in the event the Merger Agreement is terminated:
(w) pursuant to Section 9.1 of the Merger Agreement;
(x) by either party pursuant to Section 9.2(a) of the Merger Agreement, provided that in the case of such a termination by the Company, the Company Requisite Vote had been obtained prior to the time of such termination;
(y) by either party pursuant to Section 9.2(c) or (d) of the Merger Agreement; or
(z) by the Company pursuant to Section 9.3(b) of the Merger Agreement.
     In the event of the termination of this Agreement pursuant to this Section 9, except as set forth herein, this Agreement shall forthwith become null and void, there shall be no liability on the part of any of the parties, and all rights and obligations of each party hereto shall cease except that this Section 9 and Sections 10 and 12 shall survive such termination and; provided, that no such termination of this Agreement shall relieve any party hereto from any liability for any breach of any provision of this Agreement prior to termination.
     SECTION 10. General Provisions.
     (a) Amendments. This Agreement may not be amended except by an instrument in writing signed by all of the parties hereto.
     (b) Notices. All notices, requests, clauses, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or sent by overnight or same-day courier (providing proof of delivery):

     (i) if to Parent, in accordance with Section 10.6 of the Merger Agreement; and
     (ii) if to any Stockholder, at the addresses set forth on Schedule A hereto (or at such other address as shall be specified by like notice).
     (c) Interpretation. When a reference is made in this Agreement to a Section or a Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”. The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “or” is not exclusive. The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and words denoting any gender shall include all genders. References to a person are also to his, her or its permitted successors and assigns.
     (d) Counterparts; Effectiveness. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party. The effectiveness of this Agreement shall be conditioned upon the execution and delivery of the Merger Agreement by each of the parties thereto.
     (e) Entire Agreement; No Third-Party Beneficiaries. This Agreement (including the documents and instruments referred to herein) (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties hereto with respect to the subject matter of this Agreement and (ii) is not intended to confer upon any person other than the parties hereto (and the persons specified as proxies in Section 4) any rights or remedies.
     (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS, EXCEPT TO THE EXTENT THE MATTERS PROVIDED FOR HEREIN ARE REQUIRED TO BE GOVERNED BY THE FBCA.
     (g) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner and to the end that the transactions contemplated hereby are fulfilled to the extent possible.

     (h) Agreement Made Only in Capacity as Stockholder. No person executing this Agreement who is or becomes during the term hereof a director, officer or employee of the Company makes any agreement or understanding herein in his or her capacity as such a director, officer or employee of the Company. Each Stockholder signs solely in his, her or its capacity as the record holder and beneficial owner of, or the trustee of a trust whose beneficiaries are the beneficial owners of, the Subject Shares and nothing herein shall require any action to be taken, or limit or affect any actions taken, by a Stockholder in his or her capacity as an officer, director or employee of the Company, including without limitation, in respect of exchanging information related to, considering, recommending, failing to recommend, withdrawing or modifying his or her recommendation with regard to, or otherwise acting or failing to act with respect to the Merger, the Merger Agreement, any Acquisition Proposal or Frustrating Transaction or any other any transaction, in each case, in accordance with the terms of the Merger Agreement.
     SECTION 11. Enforcement; Jurisdiction. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of New York or in any New York state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any court of the United States located in the State of New York or of any New York state court in the event of any action, suit or proceeding to enforce this Agreement, (b) agrees that it or he will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it or he will not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a court of the United States located in the State of New York or a New York state court and (d) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any transaction contemplated by this Agreement.
     SECTION 12. Agent for Service of Process. Parent and each Stockholder hereby appoints The Corporation Trust Company, with offices on the date hereof at Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801, as his, her or its authorized agent (the “Authorized Agent”), upon whom process may be served in any suit, action or proceeding to enforce this Agreement that may be instituted in any court described in Section 11. Parent and each Stockholder agree to take any and all action, including the filing of any and all documents, that may be necessary to establish and continue such appointment in full force and effect as aforesaid. Parent and each Stockholder agree that service of process upon the Authorized Agent shall be, in every respect, effective service of process upon Parent or such Stockholder, as the case may be.
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     IN WITNESS WHEREOF, Parent and the Stockholders have duly executed this Agreement, all as of the date first written above.

TEVA PHARMACEUTICAL INDUSTRIES LIMITED
by /s/ Israel Makov
Name:	Israel Makov
Title:	President and CEO

by /s/ George Barrett
Name:	George Barrett
Title:	President & CEO Teva North America

STOCKHOLDERS:
/s/ Philip Frost
PHILLIP FROST, M.D.

FROST GAMMA INVESTMENTS TRUST
/s/ Philip Frost
Name:	Philip Frost
Title:	Trustee

FROST-NEVADA INVESTMENTS TRUST
/s/ Philip Frost
Name:	Philip Frost
Title:	Trustee

FROST ALPHA INVESTMENTS TRUST
/s/ Philip Frost
Name:	Philip Frost
Title:	Trustee

/s/ Jack Fishman
JACK FISHMAN, Ph.D.

/s/ Neil Flanzraich
NEIL FLANZRAICH

/s/ Rafick G. Henein
RAFICK G. HENEIN, Ph.D.

/s/ Jane Hsiao
JANE HSIAO, Ph.D.

HSU INVESTMENTS LIMITED by HSU Investment, Inc., its general partner by /s/ Kristy Hsiao
Name:	Kristy Hsiao
Title:	President

CHARLES HSIAO FAMILY IRREVOCABLE TRUST — A
by /s/ Jane Hsiao
Name:	Jane Hsiao
Title:	Trustee

CHARLES HSIAO FAMILY IRREVOCABLE TRUST — B
by /s/ Jane Hsiao
Name:	Jane Hsiao
Title:	Trustee

Schedule A

		Number of Shares
		under Options or
	Number of	Warrants for Common
	Outstanding Shares	Stock that are
Name and	of Common Stock	Exercisable within	Other Shares
Address of Stockholder	Owned of Record	60 Days	Beneficially Owned
Phillip Frost, M.D.	4,784 (1)	3,275,000	40,805,599 (2)
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Frost Gamma	31,058,004	1,171,875 (3)	None
Investments Trust
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Frost Nevada	7,545,250	624,220 (4)	None
Investments Trust
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Frost Alpha	406,250	None	None
Investments Trust
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Jack Fishman, Ph.D.	4,351,316 *	35,938	None
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Neil Flanzraich	973,085 *	2,507,345	None
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Rafick Henein, Ph.D.	72,405	1,444,142	None
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Jane Hsiao, Ph.D.	4,237,397	2,495,626	2,951,491 (5)
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

		Number of Shares
		under Options or
	Number of	Warrants for Common
	Outstanding Shares	Stock that are
Name and	of Common Stock	Exercisable within	Other Shares
Address of Stockholder	Owned of Record	60 Days	Beneficially Owned
HSU Investments Limited	657,076	None	None
c/o Jane Hsiao, Ph.D.
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Charles Hsiao Family	629,593	None	None
Irrevocable Trust-A
c/o Jane Hsiao, Ph.D.
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137

Charles Hsiao Family	1,664,822	None	None
Irrevocable Trust-B
c/o Jane Hsiao, Ph.D.
IVAX Corporation
4400 Biscayne Boulevard
Miami, Florida 33137
     • Shares are pledged.
(1)	Includes 937 shares held jointly by Dr. Frost and his wife and 3,847 shares held in an IRA.

(2)	Includes (i) 31,058,004 shares held by Frost Gamma Investments Trust, (ii) 7,545,250 shares held by Frost Nevada Investments Trust (“FNIT”), (iii) 406,250 shares held by Frost Alpha Investments Trust, (iv) 624,220 shares which may be acquired by Frost Nevada Investments Trust upon conversion of 4 1/2% convertible senior subordinated notes due 2008 and (v) 1,171,875 shares which may be acquired by Frost Gamma Investments Trust upon exercise of a warrant. Dr. Frost is the trustee of FNIT and Frost-Nevada Limited Partnership is the sole and exclusive beneficiary. Dr. Frost is the sole shareholder of Frost-Nevada Corporation, the sole general partner of Frost-Nevada Limited Partnership. Dr. Frost is the trustee of Frost Gamma Investments Trust and Frost Gamma L.P. is the sole and exclusive beneficiary. Dr. Frost is the sole limited partner of Frost Gamma, L.P. The general partner of Frost Gamma, L.P. is Frost Gamma, Inc. and the sole shareholder of Frost Gamma, Inc. is Frost-Nevada Corporation. Dr. Frost is also the sole shareholder of Frost-Nevada Corporation. Dr. Frost is the trustee of Frost Alpha Investments Trust, and Frost Alpha Limited Partnership is its sole and exclusive beneficiary. Frost-Nevada Corporation is the sole member of Frost Alpha LLC, which is the sole general partner of Frost Alpha L.P. Dr. Frost disclaims beneficial ownership of 382,107 shares held directly and indirectly by his wife (not including the 937 shares they hold jointly).

(3)	Represents shares which may be acquired by Frost Gamma Investments Trust upon exercise of a warrant.

(4)	Represents shares which may be acquired by Frost Nevada Instruments Trust upon conversion of 4 1/2% convertible senior subordinated notes due 2008.

(5)	Includes (i) 657,076 shares held by HSU Investments Limited and (iii) 2,294,415 shares held as trustee for the Charles Hsiao Family Irrevocable Trust-A and the Charles Hsiao Family Irrevocable Trust-B for the benefit of certain family members and through the employee 401(K) Plan.